U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 5, 2003

                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                         1-16137                 16-1531026
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(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)            Identification No.)

        9645 Wehrle Drive, Clarence, New York                      14031
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      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (716) 759-6901

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE

      On November 5, 2003, Wilson Greatbatch Technologies, Inc. issued a press release announcing the Company's earnings for the fiscal quarter ended October 3, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 5, 2003                  Wilson Greatbatch Technologies, Inc.

                                         By  /s/ Lawrence P. Reinhold
                                             -----------------------------------
                                             Lawrence P. Reinhold
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)


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EXHIBIT
NUMBER            DESCRIPTION
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99.1              Earnings Release of Wilson Greatbatch Technologies, Inc. dated
                  November 5, 2003.